MALT0412A

30 year

5.8’s

User ID:

adelmado

Deals Directory:

/home/adelmado/DEALS :

Price Yield Table Report

Date:

11/16/2004 18:44

UBS Investment Bank

Bond:	1A1
Balance:	26,287,000
Coupon:	4.5
Delay:	24
Class Factor:	1
Accruing Since:	11/1/2004
Settlement Date:	11/30/2004
WHOLE	30 year
WAC:	5.25
WAM:	115.25
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.902	7.73	8.748	9.962	11.383

AVG LIFE	5.232	3.827	2.865	2.195	1.719
DURATION	4.212	3.084	2.318	1.787	1.411
FIRST PAY	12/04	12/04	12/04	12/04	12/04
LAST PAY	11/14	11/14	11/14	11/14	11/14

NO DISCLAIMER

MALT0412B	30 year	7.0's	User ID:	adelmado	Deals Directory:

Price Yield Table Report		Date:	11/16/2004 18:44

Bond:	2A1
Balance:	55,139,063.50
Coupon:	6.5
Delay:	24
Class Factor:	1
Accruing Since:	11/1/2004
Settlement Date:	11/30/2004
WHOLE	30 year
WAC:	6.91
WAM:	358
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	7.609	8.556	9.738	11.117	12.615

AVG LIFE	19.724	8.134	4.378	2.766	1.969
DURATION	9.536	4.867	3.033	2.117	1.597
FIRST PAY	12/04	12/04	12/04	12/04	12/04
LAST PAY	10/34	10/34	10/34	10/34	1/11

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0412C	30 year	6.2's	User ID:	adelmado	Deals Directory:

Price Yield Table Report		Date:	11/16/2004 18:44

Bond:	3A1
Balance:	113,342,842.62
Coupon:	6
Delay:	24
Class Factor:	1
Accruing Since:	11/1/2004
Settlement Date:	11/30/2004
WHOLE	30 year
WAC:	6.35
WAM:	358.06
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	7.067	8.008	9.189	10.569	12.067

AVG LIFE	19.387	8.058	4.359	2.762	1.969
DURATION	9.862	4.975	3.079	2.142	1.613
FIRST PAY	12/04	12/04	12/04	12/04	12/04
LAST PAY	10/34	10/34	10/34	10/34	1/11

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0412D	30 year	5.6's	User ID:	adelmado	Deals Directory:

Price Yield Table Report		Date:	11/16/2004 18:45

Bond:	4A1
Balance:	36,867,840.71
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	11/1/2004
Settlement Date:	11/30/2004
WHOLE	30 year
WAC:	5.9
WAM:	357.78
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200

90: 0	6.525	7.424	8.52	9.759	11.132

AVG LIFE	19.086	8.164	4.551	2.976	2.131
DURATION	10.217	5.193	3.256	2.298	1.739
FIRST PAY	12/04	12/04	12/04	12/04	12/04
LAST PAY	10/34	10/34	10/34	10/34	4/13

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0412E 30 year 6.0's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:53:34 UBS Investment Bank
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Bond: 5A1 Balance: 50	931	818 Coupon: 2.47000 Delay: 0 Class Factor: 1.00 Accruing Since: 11/25/2004
Index: 1ML Value: 2.02000 Reset: 0.45000 Multiplier: 1.00000 Cap: 8.00000 Floor: 0.00000 Current Coupon: 2.47000 Delay: 0
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 6.48 WAM: 356.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

----------------------------------------------------------------------------------------------------------------------------------------------------
90: 0 3.226 4.564 7.119 9.410 11.764
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AVG LIFE 19.019 6.211 2.494 1.646 1.224
DURATION 13.872 4.788 2.188 1.461 1.087
FIRST PAY 12/04 12/04 12/04 12/04 12/04
LAST PAY 12/33 12/27 3/12 10/08 9/07
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
	securities and exchange commission.
MALT0412E 30 year 6.0's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:53:35 UBS Investment Bank
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Bond: 5A2 Balance: 50	931	818 Coupon: 5.53000 Delay: 0 Class Factor: 1.00 Accruing Since: 11/25/2004
Index: 1ML Value: 2.02000 Reset: 7.55000 Multiplier: -1.00000 Cap: 7.55000 Floor: 0.00000 Current Coupon: 5.53000 Delay: 0
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 6.48 WAM: 356.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

----------------------------------------------------------------------------------------------------------------------------------------------------
90: 0 1.436 -11.849 -58.095 -94.940 -123.848
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AVG LIFE 19.019 6.211 2.494 1.646 1.224
DURATION 10.433 10.747 5.247 4.545 4.745
FIRST PAY 12/04 12/04 12/04 12/04 12/04
LAST PAY 12/33 12/27 3/12 10/08 9/07
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
	securities and exchange commission.
MALT0412E 30 year 6.0's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:53:36 UBS Investment Bank
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Bond: 5A3 Balance: 135	818	182 Coupon: 5.25000 Delay: 24 Class Factor: 1.00 Accruing Since: 11/01/2004
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 6.48 WAM: 356.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

----------------------------------------------------------------------------------------------------------------------------------------------------
90: 0 6.253 7.636 10.056 12.279 14.566
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AVG LIFE 19.019 6.211 2.494 1.646 1.224
DURATION 10.404 4.122 2.056 1.398 1.049
FIRST PAY 12/04 12/04 12/04 12/04 12/04
LAST PAY 12/33 12/27 3/12 10/08 9/07
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.
MALT0412E 30 year 6.0's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:53:37 UBS Investment Bank
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Bond: 5A4 Balance: 2	0	000 Coupon: 6.00000 Delay: 24 Class Factor: 1.00 Accruing Since: 11/01/2004
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 6.48 WAM: 356.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

----------------------------------------------------------------------------------------------------------------------------------------------------
90: 0 6.430 6.482 6.842 8.694 9.702
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AVG LIFE 29.369 25.909 16.658 3.994 2.890
DURATION 28.450 24.772 13.013 3.827 2.756
FIRST PAY 12/33 12/27 3/12 10/08 9/07
LAST PAY 7/34 7/34 7/34 12/08 10/07
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.
MALT0412E 30 year 6.0's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:53:38 UBS Investment Bank
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Bond: 5A5 Balance: 45	0	000 Coupon: 6.00000 Delay: 24 Class Factor: 1.00 Accruing Since: 11/01/2004
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 6.48 WAM: 356.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

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90: 0 7.077 7.459 7.601 8.224 9.069
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AVG LIFE 17.941 10.468 9.193 5.906 3.957
DURATION 9.816 7.157 6.492 4.620 3.325
FIRST PAY 12/09 12/09 12/09 12/08 10/07
LAST PAY 1/31 7/21 3/23 7/34 9/10
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
	securities and exchange commission.
MALT0412F 30 year 5.5's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:59:14 UBS Investment Bank
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Bond: 6A1 Balance: 5	187	181 Coupon: 2.49000 Delay: 0 Class Factor: 1.00 Accruing Since: 11/25/2004
Index: 1ML Value: 2.09000 Reset: 0.40000 Multiplier: 1.00000 Cap: 8.00000 Floor: 0.00000 Current Coupon: 2.49000 Delay: 0
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 5.81 WAM: 355.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

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90: 0 3.291 4.455 6.209 8.056 9.926
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AVG LIFE 17.696 6.439 3.168 2.069 1.538
DURATION 13.074 5.177 2.735 1.824 1.361
FIRST PAY 12/04 12/04 12/04 12/04 12/04
LAST PAY 3/33 6/24 3/14 2/10 8/08
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
	securities and exchange commission.
MALT0412F 30 year 5.5's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:59:15 UBS Investment Bank
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Bond: 6A2 Balance: 5	187	181 Coupon: 5.51000 Delay: 0 Class Factor: 1.00 Accruing Since: 11/25/2004
Index: 1ML Value: 2.09000 Reset: 7.60000 Multiplier: -1.00000 Cap: 7.60000 Floor: 0.00000 Current Coupon: 5.51000 Delay: 0
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 5.81 WAM: 355.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

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90: 0 0.771 -13.490 -41.858 -73.594 -99.764
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AVG LIFE 17.696 6.439 3.168 2.069 1.538
DURATION 10.177 8.880 5.937 4.760 4.605
FIRST PAY 12/04 12/04 12/04 12/04 12/04
LAST PAY 3/33 6/24 3/14 2/10 8/08
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
	securities and exchange commission.
MALT0412F 30 year 5.5's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:59:16 UBS Investment Bank
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Bond: 6A3 Balance: 51	871	819 Coupon: 5.25000 Delay: 24 Class Factor: 1.00 Accruing Since: 11/01/2004
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 5.81 WAM: 355.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

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90: 0 6.295 7.470 9.157 10.945 12.762
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AVG LIFE 17.696 6.439 3.168 2.069 1.538
DURATION 9.972 4.491 2.533 1.730 1.305
FIRST PAY 12/04 12/04 12/04 12/04 12/04
LAST PAY 3/33 6/24 3/14 2/10 8/08
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
	securities and exchange commission.
MALT0412F 30 year 5.5's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:59:17 UBS Investment Bank
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Bond: 6A4 Balance: 5	566	000 Coupon: 5.50000 Delay: 24 Class Factor: 1.00 Accruing Since: 11/01/2004
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 5.81 WAM: 355.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

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90: 0 6.299 6.368 6.674 7.586 8.355
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AVG LIFE 28.960 23.756 13.911 6.123 4.216
DURATION 13.377 12.276 8.945 4.948 3.587
FIRST PAY 3/33 6/24 3/14 2/10 8/08
LAST PAY 6/34 6/34 6/34 6/12 8/09
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
	securities and exchange commission.
MALT0412F 30 year 5.5's User ID: adelmado Deals Directory: /home/adelmado/DEALS
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Price Yield Table Report Date: 11/16/2004 18:59:17 UBS Investment Bank
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Bond: 6A5 Balance: 7	500	000 Coupon: 5.50000 Delay: 24 Class Factor: 1.00 Accruing Since: 11/01/2004
Settlement Date: 11/30/2004 WHOLE 30 year WAC: 5.81 WAM: 355.00 Pricing Speed: 100.00 PPC (duration at: 90- 0)
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MONTHS PPC PPC PPC PPC PPC
0 50 100 150 200

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90: 0 6.471 6.697 6.865 7.028 7.594
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AVG LIFE 20.144 14.121 11.308 9.455 6.150
DURATION 10.857 8.720 7.618 6.789 4.920
FIRST PAY 12/09 12/09 12/09 12/09 8/09
LAST PAY 6/34 6/34 6/34 6/34 6/34
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
	securities and exchange commission.